                                                                  EXHIBIT 10.1



                                 AMENDMENT NO. 6
                               TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of February 23, 2005 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), its U.S. and Canadian Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional U.S. or Canadian Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent") and CONGRESS FINANCIAL CORPORATION (CANADA) acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Canadian Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2, 1.3 and 1.4 of the Credit Agreement related to the definitions shall apply herein.

                               W I T N E S S E T H

         WHEREAS, a $37,500,000.00 credit facility has been extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of March 27, 2002 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, the Administrative Agent and the Canadian Agent;

         WHEREAS, the Borrowers have requested that certain amendments be made as contemplated herein and the Lenders agree to amend such provisions pursuant to the terms and conditions herein; and

         WHEREAS, the undersigned Lenders have agreed to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         (A)      AMENDMENTS.

                  1. The definition of "Canadian Maturity Date" in Section 1.1 of the Credit Agreement is amended in its entirety so that such definition now reads as follows:

                     "Canadian Maturity Date" means March 29, 2006.

                  2. The definition of "U.S. Revolving Loan Commitment" in
         Section 1.1 of the Credit Agreement is amended in its entirety so that such definition now reads as follows:

                      "U.S. Revolving Loan Commitment" means $40,000,000.00 (U.S.), as such amount may be reduced in accordance with Section 2.10.

                  3. Each reference to "$37,500,000 (U.S.)" in Sections 2.1(a), 2.2(a), 2.3(a) and 2.4(a) of the Credit Agreement and in each of the exhibits and schedules to the Credit Agreement (including, without limitation, Exhibit D to the Credit Agreement) is replaced with a reference to "$40,000,000.00 (U.S.)".

                  4. The reference to "$37,500,000" in Section 4.4(b)(i) of the Credit Agreement is replaced with a reference to "$40,000,000.00 (U.S.)".

                  5. Those certain Schedules attached to this Agreement shall replace the corresponding Schedules to the Credit Agreement; all other Schedules to the Credit Agreement shall not be modified or otherwise affected.

         (B) REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein,
(iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement, (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity, and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

         (C) EFFECTIVENESS. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:

                  1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

                  2. Executed Note. The Administrative Agent shall have received a fully executed original of the Modified and Restated Revolving Credit Note, dated February 23, 2005, executed by the U.S. Borrowers in favor of the Administrative Agent.

                  3. Secretary's Certificates. The Administrative Agent shall have received a secretary's certificate from each U.S. Borrower dated as of the date hereof either substantially in the form required by
         Section 5.1(d) of the Credit Agreement, mutatis mutandis, or a bring-down certificate if no change has occurred to the secretary's certificate since the last delivery thereof to the Administrative Agent, in accordance with the Credit Agreement, and, in each case, otherwise in form and substance acceptable to the Administrative Agent.

                  4. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto.

         (D) NO OTHER MODIFICATION. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender, the Administrative Agent or the Canadian Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender, the Administrative Agent or the Canadian Agent, and novation of any kind is hereby expressly disclaimed.

         (E) RELEASE. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

         (F) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

         (G) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND
14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                      COMPANY:

                                      WOLVERINE TUBE, INC.


                                      By: /s/ James E. Deason
                                         ---------------------------------------
                                      Name: James E. Deason
                                           -------------------------------------
                                      Title: Executive VP, CFO & Secretary
                                            ------------------------------------


                                      U.S. SUBSIDIARY BORROWERS:

                                      TF INVESTOR, INC.


                                      By: /s/ James E. Deason
                                         ---------------------------------------
                                      Name: James E. Deason
                                           -------------------------------------
                                      Title: Vice President & Treasurer
                                            ------------------------------------


                                      TUBE FORMING HOLDINGS, INC.


                                      By:  /s/ James E. Deason
                                         ---------------------------------------
                                      Name: James E. Deason
                                           -------------------------------------
                                      Title: VP & Treasurer
                                            ------------------------------------


                                      TUBE FORMING, L.P.

                                      By:  Tube Forming Holdings, Inc.,
                                           its General Partner


                                           By: /s/ James E. Deason
                                              ----------------------------------
                                           Name: James E. Deason
                                                --------------------------------
                                           Title: VP & Treasurer
                                                 -------------------------------

                           (signature pages continue)

                                      WOLVERINE FINANCE, LLC


                                      By:  Wolverine Tube, Inc.,
                                           its Sole Member

                                      By: /s/ James E. Deason
                                         ---------------------------------------
                                      Name: James E. Deason
                                           -------------------------------------
                                      Title: Executive VP, CFO & Secretary
                                            ------------------------------------


                                      SMALL TUBE MANUFACTURING, LLC


                                      By:  Wolverine Tube, Inc.,
                                           its Sole Member

                                      By: /s/ James E. Deason
                                         ---------------------------------------
                                      Name: James E. Deason
                                           -------------------------------------
                                      Title: Executive VP, CFO & Secretary
                                            ------------------------------------


                                      WOLVERINE JOINING TECHNOLOGIES, LLC


                                      By:  Wolverine Tube, Inc.,
                                           its Sole Member

                                      By: /s/ James E. Deason
                                         ---------------------------------------
                                      Name: James E. Deason
                                           -------------------------------------
                                      Title: Executive VP, CFO & Secretary
                                            ------------------------------------



                           (signature pages continue)

                                      WOLVERINE CHINA INVESTMENTS, LLC


                                      By:  Wolverine Tube, Inc.,
                                           its Managing Manager


                                           By: /s/ James E. Deason
                                              ----------------------------------
                                           Name: James E. Deason
                                                --------------------------------
                                           Title: Executive VP, CFO & Secretary
                                                 -------------------------------



                                      WT HOLDING COMPANY, INC.

                                      By: /s/ James E. Deason
                                         ---------------------------------------
                                      Name: James E. Deason
                                           -------------------------------------
                                      Title: VP & Treasurer
                                            ------------------------------------



                           (signature pages continue)

                                      CANADIAN SUBSIDIARY BORROWERS:

                                      3072996 NOVA SCOTIA COMPANY


                                      By: /s/ Tim Watkin
                                         ---------------------------------------
                                      Name: Tim Watkin
                                           -------------------------------------
                                      Title: President
                                            ------------------------------------

                                      WOLVERINE JOINING TECHNOLOGIES
                                      (CANADA) INC.

                                      By: /s/ James E. Deason
                                         ---------------------------------------
                                      Name: James E. Deason
                                           -------------------------------------
                                      Title: Vice President & Treasurer
                                            ------------------------------------


                                      3072452 NOVA SCOTIA COMPANY

                                      By: /s/ Tim Watkin
                                         ---------------------------------------
                                      Name: Tim Watkin
                                           -------------------------------------
                                      Title: President
                                            ------------------------------------


                                      3072453 NOVA SCOTIA COMPANY

                                      By: /s/ Tim Watkin
                                         ---------------------------------------
                                      Name: Tim Watkin
                                           -------------------------------------
                                      Title: President
                                            ------------------------------------


                                      WOLVERINE TUBE CANADA LIMITED PARTNERSHIP

                                      By: 3072453 NOVA SCOTIA COMPANY,
                                      its General Partner

                                      By: /s/ Tim Watkin
                                         ---------------------------------------
                                      Name: Tim Watkin
                                           -------------------------------------
                                      Title: President
                                            ------------------------------------


                           (signature pages continue)

                                      WOLVERINE TUBE (CANADA) INC.


                                      By: /s/ James E. Deason
                                         ---------------------------------------
                                      Name: James E. Deason
                                           -------------------------------------
                                      Title: VP & Secretary
                                            ------------------------------------


                                      By: /s/ Johann R. Manning, Jr.
                                         ---------------------------------------
                                      Name: Johann R. Manning, Jr.
                                           -------------------------------------
                                      Title: VP & Assistant Secretary
                                            ------------------------------------


                           (signature pages continue)

                                      LENDERS:

                                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                                      in its capacity as Administrative Agent
                                      and as a Lender


                                      By: /s/ Laurie D. O'Fallon
                                         ---------------------------------------
                                      Name: Laurie D. O'Fallon
                                           -------------------------------------
                                      Title: Director
                                            ------------------------------------




                           (signature pages continue)

                                  CONGRESS FINANCIAL CORPORATION (CANADA), in its capacity as Canadian Agent and as a Lender


                                  By: /s/ Niall H. Hamilton
                                     -------------------------------------------
                                  Name: Niall H. Hamilton
                                       -----------------------------------------
                                  Title: SENIOR VICE PRESIDENT
                                         CONGRESS FINANCIAL CORPORATION (CANADA)
                                         ---------------------------------------




                              (signature pages end)